Property, Plant and Equipment (“PP&E”)	6 Months Ended
Jun. 30, 2026
Property, Plant and Equipment (“PP&E”) [Abstract]
PROPERTY, PLANT AND EQUIPMENT (“PP&E”)
3.	PROPERTY, PLANT AND EQUIPMENT (“PP&E”)

	Developed properties	Right-of-use assets	Corporate assets	Total
Cost
Balance as at December 31, 2025	$1,313,717	$3,982	$1,127	$1,318,826
Additions	103,104	3,240	2,354	108,698
Transfers of right-of-use assets	1,995	(1,995)	-	-
Change in decommissioning liabilities	208	-	-	208
Transferred to assets held for sale	(3,929)	-	-	(3,929)
Balance as at June 30, 2026	1,415,095	5,227	3,481	1,423,803
Accumulated Depletion, Depreciation and Amortization
Balance as at December 31, 2025	327,145	916	671	328,732
Depletion and depreciation (1)	39,204	440	283	39,927
Balance as at June 30, 2026	366,349	1,356	954	368,659
Net Book Value
Balance as at December 31, 2025	$986,572	$3,066	$456	$990,094
Balance as at June 30, 2026	$1,048,746	$3,871	$2,527	$1,055,144

(1)	As at June 30, 2026, $0.6 million of depletion and depreciation was capitalized to inventory (December 31, 2025 - $1.0 million).

In May 2026, Greenfire entered into a definitive asset sale agreement with respect to the sale of certain non-producing assets to an arm's length party for cash proceeds of approximately $5.5 million, subject to customary closing adjustments. The transaction remains subject to customary regulatory approvals, with a regulatory decision expected during the third quarter of 2026. Accordingly, property, plant and equipment with a carrying amount of $3.9 million and associated decommissioning liabilities (note 5) of $2.9 million have been classified as held for sale.